RFMD Option Exchange Program Screenshots July 9, 2009

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Terms of Use

Terms of Use (continued)

Overview of Option Exchange Program

Overview of Option Exchange Program (continued)

Overview of Option Exchange Program (continued)

Option Exchange Program

Your Choices

Your Choices (continued)

Most Frequently Asked Questions and Answers

Most Frequently Asked Questions and Answers (continued)

Most Frequently Asked Questions and Answers (continued)

Most Frequently Asked Questions and Answers (continued)

Most Frequently Asked Questions and Answers (continued)

Most Frequently Asked Questions and Answers (continued)

Most Frequently Asked Questions and Answers (continued)

Offer to Exchange and Other Reference Materials

Important Legal Information

Important Legal Information (continued)

Elect tab

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Elect tab (continued)

After Submit is Clicked

Print Confirmation

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After You Click Print Confirmation, the Elect Tab Displays a Red Thank You Message

Additional Scenario: After You Click Submit After Electing to Exchange Some, But Not All Options

Additional Scenario: After You Click Submit After Electing to Exchange No Options

RFMD Option Exchange Program Screenshots

July 10, 2009

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RFMD

Option Exchange Program

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IMPORTANT!

The Offer to Exchange expires at 9:00 A.M, Eastern Daylight Time, on Friday, August 07, 2009, unless extended by RF Micro Devices. Inc. ("RFMD") (the "Closing Date").

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This website allows you to participate in the Option Exchange Program. You must make an election prior to the Closing Date for each grant of your outstanding Eligible Options you wish to tender for exchange. You may withdraw your election at any time prior to the Closing Date, and you then may change your mind and re-tender Eligible Options prior to the Closing Date. We anticipate that the system will remain open virtually 24 hours a day until the Closing Date. If you do not make an election, your Eligible Options will remain outstanding in accordance with their current terms.

To login, enter your Username, date of birth and login password. Your Username is your Participant ID. **Your *initial* login password was provided in a separate email or letter to you notifying you of your eligibility to participate in the Option Exchange Program. If you have already logged in and assigned yourself a new password, use that new password.**

When you have entered the information, click "Login." If you do not have your login information, please contact Fidelity Stock Plan Services as follows:

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 P.M. on Sunday and Midnight on Friday, Eastern Daylight Time.
- Non-U.S. resident employees may call 1-800-544-0275 (after first dialing your country's access telephone number for calls to the United States) Monday through Friday, 8 a.m. through 8 p.m., local time.

Terms of Use

RFMD

Option Exchange Program

Website Terms of Use

Website Terms of Use

This RFMD Option Exchange Program website is intended to provide information on how an exchange of your Eligible Options will work and allow you to participate by making an election to tender some or all of your Eligible Options for exchange or to withdraw a prior election to tender some or all of your Eligible Options. The Offer To Exchange sets out all of the terms and conditions of the Option Exchange Program. In making your decision whether to exchange your Eligible Options, you should consider your own personal circumstances and any number of other factors, such as:

- The tax consequences of your decision.
- Your present financial circumstances.
- Your opinion as to the future growth potential for RFMD stock.

We recommend that you consult with your personal investment, tax and legal advisors before making your election.

This website is designed to help you understand the terms of and number of New Options you will be granted in exchange for your outstanding Eligible Options if you elect to participate in the program according to the provisions of the Offer To Exchange.

Your use of the website is subject to the following Terms of Use ("Terms"). By using or accessing the website, you accept and agree to be bound by these Terms. Your use of the website is governed by the version of the Terms in effect on the date the website is accessed by you. RFMD may modify these Terms at any time without prior notice.

This website is the property of RFMD and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this website and the information generated by the website (individually and collectively the "Materials"). RFMD hereby authorizes you to view and/or download the Materials in this website only for your personal non-commercial use. This authorization is not a transfer of title to the Materials downloaded. You may not use the Materials in any way (other than to enter your own assumptions). You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

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Terms of Use (continued)

RFMD | *Option Exchange Program*

Website Terms of Use

distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

The Materials may contain inaccuracies and typographical errors. Neither RFMD nor its licensors warrants the accuracy or completeness of the Materials or the reliability thereof, subject to applicable law. The Materials are not intended to provide legal, financial or tax advice or opinions and do not serve as a substitute for specific advice from a licensed professional and you may not rely on the contents of the Materials as such. All examples are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Materials are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Materials are made available to you on an "as is", "as available" and "with all faults" basis. Neither RFMD nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a tool that is secure, timely and accurate, neither RFMD nor its licensors warrant that the Materials will meet your needs or that they will be uninterrupted, timely, secure or error-free. RFMD and its licensors also make no warranty that the results obtained from the use of the Materials will be accurate or reliable, or that the quality of any products, services, tools, information or other material obtained by you through this Website and related Materials will meet your expectations. In no event shall RFMD or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of the Materials, however caused and to the fullest extent permitted by law, even if RFMD has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of the state of North Carolina, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of RFMD's subcontractors, licensors and vendors to the same extent that such provisions operate to the benefit of RFMD.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

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Overview of Option Exchange Program

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

Overview of Option Exchange Program

The terms of the Option Exchange Program are contained in the Offer to Exchange, as filed by RF Micro Devices, Inc. ("RFMD") with the Securities and Exchange Commission ("SEC") on Schedule TO on July 10, 2009 with related exhibits (collectively, the "Offer to Exchange"). A copy of the Offer to Exchange is included in the "Offer to Exchange and Other Reference Materials" section of this Option Exchange Program website. In the event of any inconsistency between the information on this website and the Offer to Exchange, the Offer to Exchange will govern.

If you are a current employee of RFMD and are eligible to participate in the Option Exchange Program†, you have the opportunity to exchange some or all of your outstanding options to purchase shares of RFMD common stock that:

- have been granted under the 1997 Key Employees' Stock Option Plan, the 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan, as amended (the "2003 Plan"), the RF Nitro Communications, Inc. 2001 Stock Incentive Plan, the Resonext Communications, Inc. 1999 Stock Plan or the Sirenza Microdevices, Inc. Amended and Restated 1998 Stock Plan;
- have an option price not less than the greater of $5.00 or the 52-week closing stock price high of RFMD's common stock as of July 10, 2009; and
- are outstanding when the Offer expires at 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, unless RFMD extends the Offer (such date and time, as it may be extended in RFMD's discretion, the "Closing Date").

If you validly tender such options as described above (the "Eligible Options") for exchange and cancellation, and such Eligible Options are accepted and cancelled, pursuant to the Offer to Exchange, you will receive a nonqualified option for one share of RFMD common stock (the "New Option") in exchange for each Eligible Option for two shares of common stock. The New Option grants will be rounded down to the nearest whole share on a grant-by-grant basis and, accordingly, New Options will not be granted for fractional shares. Each New Option will be a nonqualified stock option and will have an exercise price equal to the fair market value per share of RFMD's common stock on the date the New Options are granted (the "Grant Date"), which will be equal to the closing sales price per share of RFMD's common stock as reported on the NASDAQ Global Select Market on the trading date immediately preceding the Grant Date. The Grant Date for the New Options is expected to occur promptly after the Offer to Exchange expires and is

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Overview of Option Exchange Program (continued)

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

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common stock as reported on the NASDAQ Global Select Market on the trading date immediately preceding the Grant Date. The Grant Date for the New Options is expected to occur promptly after the Offer to Exchange expires and is expected to be on the Closing Date. All New Options will be granted under the 2003 Plan and will be subject to the terms of the 2003 Plan and the related option agreement.

For Eligible Employees, the New Options will vest and become exercisable over a two-year period, with 25% of each New Option generally becoming exercisable after each six-month period of continued service following the Grant Date. Vesting will cease upon termination of service for any reason and each New Option will have a term of four years from the Grant Date of such New Option (or earlier, in the event of termination of employment). However, the New Options granted to certain executive officers of RFMD (other than the Named Executive Officers, who are not eligible to participate in the Option Exchange Program) generally will, in the event of the officer's termination other than for cause, continue to vest pursuant to the same vesting schedule and remain outstanding as if the officer had remained an employee and will be exercisable for the remaining option term (unless the administrator of the 2003 Plan determines otherwise). Other restrictions regarding vesting and the exercise of the New Options will be set forth in New Option agreements to be entered into as of the Grant Date and will be governed by the 2003 Plan.

If you want to tender any of your Eligible Options, you must tender all of the applicable Eligible Option grant. This means that you may not tender only a portion of an outstanding Eligible Option grant. However, if you have more than one outstanding Eligible Option grant, you may tender all of the Eligible Options under one or more grants and choose not to tender any of the remaining grants. The term "tender" describes your act of requesting that we exchange your Eligible Options for New Options as described in the Offer to Exchange. If you tender your Eligible Options and we accept them on the Closing Date, they will be cancelled and you will no longer have any rights to them.

If you desire to participate in the Option Exchange Program and you are unable or choose not to submit your Election Form electronically using this Option Exchange Program website, you must complete and sign the Election Form in paper form in accordance with its instructions and send it to Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile (336) 678-0360, or by regular or overnight mail (RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, NC 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst). The properly completed and duly executed Election Form (whether submitted electronically or in paper form), must be <u>received</u> as specified above before the Closing Date, or if the Offer is extended by us in RFMD's sole discretion, the extended Closing

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Overview of Option Exchange Program (continued)

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

If you desire to participate in the Option Exchange Program and you are unable or choose not to submit your Election Form electronically using this Option Exchange Program website, you must complete and sign the Election Form in paper form in accordance with its instructions and send it to Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile (336) 678-0360, or by regular or overnight mail (RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, NC 27490-9421, Attention: Brenda Hatley, Senior Treasury Analyst). The properly completed and duly executed Election Form (whether submitted electronically or in paper form), must be received as specified above before the Closing Date, or if the Offer is extended by us in RFMD's sole discretion, the extended Closing Date.

The Offer to Exchange will not be consummated, and accordingly there will be no exchange of Eligible Options under the Option Exchange Program and the Option Exchange Program will be terminated, if the Option Exchange Program does not receive the requisite affirmative vote of shareholders at the annual meeting of shareholders on July 29, 2009 or any adjournment or postponement thereof. Even if approved by the shareholders, the Board of Directors will retain the authority, in its sole discretion, to terminate (in accordance with Section 6 – "Conditions of this Offer" - of the Offer to Exchange), modify or amend the Option Exchange Program at any time prior to the Closing Date.

Although RFMD's Board of Directors has approved the Offer, consummation of the Offer is subject to shareholder approval and the other conditions described in the Offer to Exchange. Neither RFMD nor RFMD's Board of Directors makes any recommendation as to whether you should tender, or refrain from tendering, any or all of your Eligible Options in the Offer. You must make your own decision whether to tender your Eligible Options.

†The current Chief Executive Officer, the current Chief Financial Officer and the three next most highly compensated executive officers (the "Named Executive Officers"), members of the Board of Directors, consultants and former and retired employees will not be eligible to participate in the Option Exchange Program. All other employees with Eligible Options generally will be eligible to participate and are collectively referred to as the "Eligible Employees." Employees in certain non-U.S. jurisdictions may be excluded from the Option Exchange Program if their participation would be prohibited under local law.

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Option Exchange Program

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

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Option Exchange Program

The Offer to Exchange expires at 9:00 A.M, Eastern Daylight Time, on Friday, August 07, 2009, unless extended by RFMD (the "Closing Date"). You may change your election until the Closing Date, as we anticipate that the system will remain open virtually 24 hours a day until the Closing Date. Your election outstanding as of the Closing Date, including a decision not to participate in the Option Exchange Program, will be final, unless RFMD extends the Closing Date.

You can:

- **Learn more** about your choices, and how to make an election.
- **Elect to exchange** your Eligible Options or withdraw an election to exchange your Eligible Options.

This important choice is yours to make. Remember, all elections must be made prior to the Closing Date. If you do not make an election, your Eligible Options not tendered for exchange will remain outstanding, subject to their original exercise price and original terms.

You may change your election at any time prior to the Closing Date. However, your election outstanding as of the Closing Date will be final. You will have no future opportunity to change your election after the Closing Date.

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Your Choices

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

Your Choices

As you are eligible to participate in the Option Exchange Program, you must choose whether to exchange outstanding Eligible Options previously granted to you.

Your choices are:

- **Exchange your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Closing Date at the two-for-one share exchange ratio as set forth in the Offer to Exchange.
- **Do Nothing** - If you do not make an election to tender to RFMD any or all of your Eligible Options, then your Eligible Options not tendered for exchange will remain outstanding, subject to their original exercise price and original terms.

Terminating Employment - If you elect to participate in the Option Exchange Program and your employment terminates for any reason before the Grant Date, you will not receive any New Options. Please refer to the Offer to Exchange for the impact of employment termination on your Eligible Options.

The information on this website regarding your Eligible Options is provided as of July 10, 2009 and may not be updated to reflect any changes after July 10, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Option Exchange Program, as a result of termination of your employment or otherwise, will not be accepted.

RFMD has sole discretion to determine the eligibility of options for exchange under the Option Exchange Program and the eligibility of employees to participate in the Option Exchange Program. In addition, RFMD has sole discretion to determine all questions as to form, validity (including time of receipt) and acceptance of any tender (or withdrawal) of Eligible Options. As described in the Offer to Exchange, RFMD has sole discretion to waive any defect or irregularity in any election with respect to

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Your Choices (continued)

RFMD | *Option Exchange Program* | JOHN SAMPLE
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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

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Your Choices

As you are eligible to participate in the Option Exchange Program, you must choose whether to exchange outstanding Eligible Options previously granted to you.

Your choices are:

- **Exchange your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Closing Date at the two-for-one share exchange ratio as set forth in the Offer to Exchange.
- **Do Nothing** - If you do not make an election to tender to RFMD any or all of your Eligible Options, then your Eligible Options not tendered for exchange will remain outstanding, subject to their original exercise price and original terms.

Terminating Employment - If you elect to participate in the Option Exchange Program and your employment terminates for any reason before the Grant Date, you will not receive any New Options. Please refer to the Offer to Exchange for the impact of employment termination on your Eligible Options.

The information on this website regarding your Eligible Options is provided as of July 10, 2009 and may not be updated to reflect any changes after July 10, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Option Exchange Program, as a result of termination of your employment or otherwise, will not be accepted.

RFMD has sole discretion to determine the eligibility of options for exchange under the Option Exchange Program and the eligibility of employees to participate in the Option Exchange Program. In addition, RFMD has sole discretion to determine all questions as to form, validity (including time of receipt) and acceptance of any tender (or withdrawal) of Eligible Options. As described in the Offer to Exchange, RFMD has sole discretion to waive any defect or irregularity in any election with respect to any particular Eligible Options or any particular eligible employee.

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Most Frequently Asked Questions and Answers

RFMD

Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

Most Frequently Asked Questions and Answers

1. Do I have to participate in the Option Exchange Program?
2. If I participate in the Option Exchange Program, how many New Options will I be eligible to receive?
3. What will be the exercise price of the New Options received in the Option Exchange Program?
4. What will be the vesting provisions of the New Options received in the Option Exchange Program?
5. What will be the term of the New Options received in the Option Exchange Program?
6. Will the tax classification of the New Options be incentive stock options or non-qualified stock options?
7. Can you give me a hypothetical example of how this Option Exchange Program is expected to work?
8. If I participate in the Option Exchange Program, can I exchange partial grants?
9. Will I owe taxes if I exchange my Eligible Options in the Option Exchange Program?
10. What will happen if I do not make an election so that it is received by RFMD prior to the Closing Date?
11. Can I change my mind about tendering Eligible Options in the Option Exchange Program?
12. If I participate in the Option Exchange Program, when will I receive my New Options?
13. Once I submit my elections, are there any other actions I need to take?
14. What if I have additional questions?

1. Do I have to participate in the Option Exchange Program?

No. Participation in the Option Exchange Program is completely voluntary. If you choose not to participate, you will keep all of your existing options, you will not receive any New Options, and no changes will be made to the terms of your current options.

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Most Frequently Asked Questions and Answers (continued)

RFMD | **Option Exchange Program** | JOHN SAMPLE
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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

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2. If I participate in the Option Exchange Program, how many New Options will I be eligible to receive?

The ratio of exchanged Eligible Options to New Options will be two-to-one, meaning that you would receive a New Option for one share of common stock in exchange for an Eligible Option for two shares of common stock.

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3. What will be the exercise price of the New Options received in the Option Exchange Program?

The exercise price of the New Options will be equal to the fair market value per share of RFMD's common stock on the Grant Date, which will be equal to the closing sales price of RFMD's common stock reported on the NASDAQ Global Select Market on the trading date immediately preceding the Grant Date. The Grant Date for the New Options is expected to occur promptly after the Offer to Exchange expires and is expected to be on the Closing Date.

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4. What will be the vesting provisions of the New Options received in the Option Exchange Program?

The New Options will be completely unvested at the time of grant, regardless of the vesting status of the Eligible Options, and will vest and become exercisable over a two-year period, with 25% of each New Option generally becoming exercisable after each six-month period of continued service following the date the New Options are granted. Vesting will cease upon termination of service for any reason, and each New Option will expire four years from the Grant Date (or earlier, in the event of termination of employment). However, the New Options granted to certain officers (other than RFMD's Named Executive Officers, who are not eligible to participate in the Option Exchange Program) generally will, in the event of the officer's termination other than for cause, continue to vest pursuant to the same vesting schedule and remain outstanding as if the officer had remained an employee and will be exercisable for the remaining option term (unless the plan administrator determines otherwise).

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Most Frequently Asked Questions and Answers (continued)

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

be exercisable for the remaining option term (unless the plan administrator determines otherwise).

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5. What will be the term of the New Options received in the Option Exchange Program?

Each New Option will expire four years from the Grant Date (subject to earlier termination if you terminate employment).

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6. Will the tax classification of the New Options be incentive stock options or non-qualified stock options?

All New Options will be non-qualified stock options under U.S. tax laws, regardless of whether the Eligible Options were incentive stock options or non-qualified stock options.

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7. Can you give me a hypothetical example of how this Option Exchange Program is expected to work?

Example: If you had received a grant of an Eligible Option to purchase 100 shares at an exercise price of $50.00 per share and had not exercised any part of the grant, you would be able to exchange this Eligible Option for a New Option that would be exercisable for 50 shares (100 divided by 2) of RFMD's common stock. Irrespective of the tax classification, vesting status or term of the Eligible Option, the New Option would be a non-qualified stock option that is unvested at the Grant Date, would vest over a two-year period with 25% becoming exercisable after each six-month period of continued service, and would expire four years after the Grant Date (or earlier, in the event of termination of employment). The New Option would have an exercise price equal to the fair market value

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Most Frequently Asked Questions and Answers (continued)

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

7. Can you give me a hypothetical example of how this Option Exchange Program is expected to work?

Example: If you had received a grant of an Eligible Option to purchase 100 shares at an exercise price of $50.00 per share and had not exercised any part of the grant, you would be able to exchange this Eligible Option for a New Option that would be exercisable for 50 shares (100 divided by 2) of RFMD's common stock. Irrespective of the tax classification, vesting status or term of the Eligible Option, the New Option would be a non-qualified stock option that is unvested at the Grant Date, would vest over a two-year period with 25% becoming exercisable after each six-month period of continued service, and would expire four years after the Grant Date (or earlier, in the event of termination of employment). The New Option would have an exercise price equal to the fair market value per share of RFMD's common stock on the Grant Date.

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8. If I participate in the Option Exchange Program, can I exchange partial grants?

No. Each New Option issued through the Option Exchange Program will be granted only if the Eligible Option grant is surrendered in whole. You will be able to elect to exchange as few or as many of your Eligible Option grants as you wish. However, if you elect to exchange an Eligible Option grant, you must exchange the Eligible Option grant in full - no partial exchanges will be permitted. If you exercise an Eligible Option grant in its entirety, that grant is no longer outstanding and would therefore not be eligible for exchange under the Option Exchange Program. If you previously exercised an Eligible Option grant in part, only the remaining unexercised portion of the Eligible Option grant could be exchanged under the Option Exchange Program.

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9. Will I owe taxes if I exchange my Eligible Options in the Option Exchange Program?

You should consult your own tax advisor to determine the tax consequences of tendering Eligible Options in the Option Exchange Program.

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Most Frequently Asked Questions and Answers (continued)

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Option Exchange Program

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

9. Will I owe taxes if I exchange my Eligible Options in the Option Exchange Program?

You should consult your own tax advisor to determine the tax consequences of tendering Eligible Options in the Option Exchange Program.

We believe the exchange of Eligible Options for New Options should be treated as a non-taxable exchange and no income should be recognized for U.S. federal income tax purposes upon grant of the New Options. At the time that a New Option is exercised, the Eligible Employee will have ordinary income equal to the difference between the fair market value of the underlying common stock on the date of exercise and the exercise price. The tax consequences for participating non-U.S. Eligible Employees may differ from the U.S. federal income tax consequences.

The Option Exchange Program will be offered to some Eligible Employees who reside outside of the United States (except where their participation would be prohibited under local law). Eligible Employees residing outside of the United States may be subject to laws other than those of the United States. The international tax implications of the Option Exchange Program are not discussed in the proxy statement and will vary depending upon the tax laws of foreign jurisdictions; however, the Tender Offer Statement on Schedule TO that RFMD has filed with the SEC includes as an Addendum a summary of certain international tax law implications of various non-U.S. countries. A copy of the Offer to Exchange and the international addendums are included in the Offer to Exchange and Other Reference Materials section of this Option Exchange Program website.

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10. What will happen if I do not make an election so that it is received by RFMD prior to the Closing Date?

If you do not make an election prior to the Closing Date, you will not participate in the Option Exchange Program, and all of your Eligible Options will remain outstanding, subject to their original exercise price and original terms.

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Most Frequently Asked Questions and Answers (continued)

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

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10. What will happen if I do not make an election so that it is received by RFMD prior to the Closing Date?

If you do not make an election prior to the Closing Date, you will not participate in the Option Exchange Program, and all of your Eligible Options will remain outstanding, subject to their original exercise price and original terms.

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11. Can I change my mind about tendering Eligible Options in the Option Exchange Program?

Yes. Up until the Closing Date, you may change your mind after you have submitted an election to participate in or withdraw from the Option Exchange Program. To do this you must submit a new Election Form either through this website or by having delivered in paper form a new Election Form or Notice of Withdrawal, which paper form must have been received by Brenda Hatley at RFMD in Greensboro, NC prior to 9:00 A.M, Eastern Daylight Time, on Friday, August 07, 2009, unless extended by RFMD.

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12. If I participate in the Option Exchange Program, when will I receive my New Options?

RFMD's shareholders must approve the Option Exchange Program before we can complete the Option Exchange Program. RFMD's annual meeting of shareholders is scheduled for July 29, 2009. RFMD currently expects that if the proposal for the Option Exchange Program is approved by the shareholders, the Option Exchange Program will be completed and the New Options will be granted promptly after the Offer to Exchange expires and is expected to be on the Closing Date.

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Important Legal Information

Most Frequently Asked Questions and Answers (continued)

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Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

13. Once I submit my elections, are there any other actions I need to take?

Once your elections are submitted, you do not need to take any additional actions to participate in the Option Exchange Program, unless you are married and residing in California, Arizona, Nevada, Texas or any other community property state in the United States. If you reside in a community property state and are married your spouse must also timely file a consent to your participation in the Option Exchange Program. Irrespective of whether your election was made electronically on this Option Exchange Program website or in paper form, a Spousal Consent in paper form must be signed and dated by your spouse and delivered to Brenda Hatley at RFMD in Greensboro, NC such that she has received that Spousal Consent in paper form prior to 9:00 A.M. Eastern Daylight Time, on Friday, August 7, 2009, unless extended by RFMD.

Once your New Options are issued, you will need to accept them. Once processing of all tendered Eligible Options is completed and New Option agreements are prepared, you will receive instructions from Fidelity Stock Plan Services on how to accept your New Options.

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14. What if I have additional questions?

Due to SEC regulations, we cannot provide further written or oral communications regarding the Option Exchange Program unless the text of such communication is filed with the SEC; therefore, we are not communicating any additional information at this time. Employee questions about the Option Exchange Program should be directed to RFMD's Treasury department by e-mail to "Option Exchange Coordinator" (OEC@rfmd.com) or by fax to (336) 678-0360.

These questions will be collected and if necessary addressed in future communications to all Eligible Employees with Eligible Options.

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Important Legal Information

Offer to Exchange and Other Reference Materials

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- Overview of Option Exchange Program
- Option Exchange Program
- Your Choices
- Most Frequently Asked Questions and Answers
- Offer to Exchange and Other Reference Materials
- Important Legal Information

Ready to make an election? Click the **Elect** tab above or the **Continue to Elect tab** button below.

Offer to Exchange and Other Reference Materials

Click the links below to view the Offer to Exchange and important country-specific tax information.

Offer To Exchange

Addendum - China

Addendum - Denmark

Addendum - France

Addendum - Germany

Addendum - Japan

Addendum - Korea

Addendum - Sweden

Addendum - Taiwan

Addendum - United Kingdom

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Important Legal Information

Important Legal Information

RFMD

Option Exchange Program

Exchange Program Important Legal Information

This communication is being made in respect to the offer by RFMD to exchange some or all of your Eligible Options. In connection with the Option Exchange Program, RFMD has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the Offer to Exchange and other exhibits. Before making any decision whether to exchange your Eligible Options, you are urged to read the Schedule TO (including the Offer to Exchange and other exhibits) carefully because it contains important information about the Option Exchange Program. You may also obtain a free copy of the Offer to Exchange, as well as other filings containing information about RFMD, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Offer to Exchange and the filings with the SEC that are incorporated by reference in the Schedule TO can also be obtained, without charge, by directing a request: by mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, NC 27409-9421, Attention: Treasury Department, Option Exchange Program; by phone to Brenda Hatley, Senior Treasury Analyst at (336) 931-7029; or by e-mail to our internal e-mail address: OEC@rfmd.com.

Participating in the Option Exchange Program involves risks. Some of these risks are described in the Offer to Exchange. We recommend that you consider these risks as well as information concerning the risk factors included in RFMD's Annual Report on Form 10-K for the year ending March 28, 2009, which is also available, without charge, at the SEC's Internet site (http://www.sec.gov) or from the "Investors" page on RFMD's website at www.rfmd.com.

The Offer to Exchange will not be consummated, and accordingly there will be no exchange of Eligible Options under the Option Exchange Program and the Option Exchange Program will be terminated, if the Option Exchange Program does not receive the requisite affirmative vote of shareholders at the annual meeting of shareholders on July 29, 2009 or any adjournment or postponement thereof. Even if approved by the shareholders, the Board of Directors will retain the authority, in its sole discretion, to terminate (in accordance with Section 6 – "Conditions of this Offer" – of the Offer to Exchange), modify or amend the Option Exchange Program at any time prior to the Closing Date.

Although RFMD's Board of Directors has approved the Offer, consummation of the Offer is subject to shareholder approval and the other conditions described in the Offer to Exchange. Neither RFMD nor RFMD's Board of Directors makes any recommendation as to whether you should tender, or refrain from tendering, any or all of your Eligible Options in the Offer. You must make your own decision whether to tender your Eligible Options.

The Offer to Exchange is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Important Legal Information (continued)

This communication is being made in respect to the offer by RFMD to exchange some or all of your Eligible Options. In connection with the Option Exchange Program, RFMD has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the Offer to Exchange and other exhibits. Before making any decision whether to exchange your Eligible Options, you are urged to read the Schedule TO (including the Offer to Exchange and other exhibits) carefully because it contains important information about the Option Exchange Program. You may also obtain a free copy of the Offer to Exchange, as well as other filings containing information about RFMD, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Offer to Exchange and the filings with the SEC that are incorporated by reference in the Schedule TO can also be obtained, without charge, by directing a request: by mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, NC 27409-9421, Attention: Treasury Department, Option Exchange Program; by phone to Brenda Hatley, Senior Treasury Analyst at (336) 931-7029; or by e-mail to our internal e-mail address: OEC@rfmd.com.

Participating in the Option Exchange Program involves risks. Some of these risks are described in the Offer to Exchange. We recommend that you consider these risks as well as information concerning the risk factors included in RFMD's Annual Report on Form 10-K for the year ending March 28, 2009, which is also available, without charge, at the SEC's Internet site (http://www.sec.gov) or from the "Investors" page on RFMD's website at www.rfmd.com.

The Offer to Exchange will not be consummated, and accordingly there will be no exchange of Eligible Options under the Option Exchange Program and the Option Exchange Program will be terminated, if the Option Exchange Program does not receive the requisite affirmative vote of shareholders at the annual meeting of shareholders on July 29, 2009 or any adjournment or postponement thereof. Even if approved by the shareholders, the Board of Directors will retain the authority, in its sole discretion, to terminate (in accordance with Section 6 – "Conditions of this Offer" – of the Offer to Exchange), modify or amend the Option Exchange Program at any time prior to the Closing Date.

Although RFMD's Board of Directors has approved the Offer, consummation of the Offer is subject to shareholder approval and the other conditions described in the Offer to Exchange. Neither RFMD nor RFMD's Board of Directors makes any recommendation as to whether you should tender, or refrain from tendering, any or all of your Eligible Options in the Offer. You must make your own decision whether to tender your Eligible Options.

The Offer to Exchange is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Neither participation in the Option Exchange Program nor the Offer to Exchange should be construed to give any person the right to remain in the employ of RFMD or to affect RFMD's right to terminate the employment of any person at any time with or without cause to the extent permitted under law (subject to the terms of any employment agreement). Neither participation in the Option Exchange Program or the Offer to Exchange should be considered a contract or guarantee of wages or compensation.

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Election Form

To exchange your Eligible Options in the Exchange Offer, check the box(es) below for each Eligible Option grant you wish to tender. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options, uncheck the box(es) below for each Eligible Option grant you no longer wish to tender. You may re-tender your options by checking the box(es) for each Eligible Option grant you wish to tender once again. Please note that elections made through this Option Exchange Program website are not recorded and delivered to RFMD until after you have clicked on the "Submit" box.

*When you've completed making your selections, scroll down and read the Important Legal Information, then click the **Submit** button.*

NOTE TO MARRIED ELIGIBLE EMPLOYEES IN CALIFORNIA, ARIZONA, NEVADA, TEXAS AND OTHER U.S. "COMMUNITY PROPERTY" STATES:

If you are married and reside in a state the laws of which provide that a spouse has a community property interest in the Eligible Options, in order to elect to tender your Eligible Options your spouse must execute the Spousal Consent, whereby such spouse agrees to be bound, and agrees that any such community property interest shall similarly be bound, by this Election Form. States with community property laws in addition to California Arizona, Nevada, and Texas, include Alaska, Idaho, Louisiana, New Mexico, Washington and Wisconsin.

The Spousal Consent will be provided within the confirmation screen, which will appear once you submit your election. You must print out the confirmation of your election (which will include the Spousal Consent), have your spouse print his or her name, sign and date the Spousal Consent where indicated. The complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

Important Legal Information

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making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

Your failure to provide your spouse's signature constitutes your express representation and warranty to RFMD that either you are not married or your spouse has no community or other marital property rights in the Eligible Options or New Options. You should consult your personal outside advisor(s) if you have questions about the Spousal Consent below.

Your Stock Options

☑ Exchange All Eligible Options

Grant Date	Expiration Date	Grant Type	Option Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio	I elect to 'Exchange' my Eligible Options	New Options Granted*
09/24/2002	09/24/2012	ISO	$5.44	3,118	0	2:1	☑	1,559
10/23/2002	10/23/2012	ISO	$7.49	1,606	0	2:1	☑	803
07/22/2003	07/22/2013	NQ	$6.00	2,500	0	2:1	☑	1,250
08/08/2005	03/01/2011	NQ	$6.06	1,875	0	2:1	☑	937
							Total:	4,549

For purposes of applying the Exchange Ratio, fractional New Options will be rounded down to the nearest whole number on a grant by grant basis.

Important Legal Information

*May not reflect any options that expire, terminate or are forfeited prior to the Closing Date.

Important Legal Information

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*May not reflect any options that expire, terminate or are forfeited prior to the Closing Date.

The grid above does not reflect the impact of employment terminations after July 10, 2009.

- The terms and conditions applicable to the Option Exchange Program and any decision to exchange Eligible Options by tendering them in the Option Exchange Program are contained in the Offer To Exchange.
- If you elect to exchange Eligible Options, those options will be cancelled when RFMD accepts your tender of the options. In addition to reviewing the Offer To Exchange carefully, RF Micro Devices recommends that you consult with your personal investment, tax and legal advisors before making your election.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received the Offer to Exchange, dated July 10, 2009 (the "Offer to Exchange"), relating to the offer by RF Micro Devices, Inc. ("RFMD") to exchange some or all of my outstanding options to purchase shares of RFMD common stock that (i) have been granted under the 1997 Key Employees' Stock Option Plan, the 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan, as amended (the "2003 Plan"), the RF Nitro Communications, Inc. 2001 Stock Incentive Plan, the Resonext Communications, Inc. 1999 Stock Plan and the Sirenza Microdevices, Inc. Amended and Restated 1998 Stock Plan; (ii) have an option price not less than the greater of $5.00 or the 52-week closing stock price high of RFMD's common stock as of July 10, 2009; and (iii) are outstanding when the Offer expires at 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, unless RFMD extends the Offer (such date and time, as it may be extended in RFMD's discretion, the "Closing Date") (the "Eligible Options") for nonqualified options for a lesser number of shares (the "New Options") with an exercise price equal to the fair market value per share of RFMD's common stock on the date the New Options are granted (the "Grant Date"), which will be equal to the closing sales price of RFMD's common stock on the trading date immediately preceding the Grant Date, subject to the terms and conditions set forth in the Offer to Exchange (the "Option Exchange Program"). Terms used but not otherwise defined in this Election Form shall have the meanings given to them in the Offer to Exchange.
2. I am not eligible to participate in the Offer to Exchange unless I am an "Eligible Employee," defined as all employees of RFMD who hold Eligible Options other than the current Chief Executive Officer, the current Chief Financial Officer, and the three next most highly compensated executive officers (the "Named Executive Officers"), members of the Board of Directors, consultants and former and retired employees. Employees in certain non-U.S. jurisdictions may be excluded from the Option Exchange Program if their participation would be prohibited under local law. To remain eligible to tender Eligible Options for exchange and cancellation, and receive New Options, pursuant to the Offer to Exchange, I must remain an Eligible Employee and must not have received nor have given a notice of termination prior to the date that the Offer to Exchange closes and must also remain an Eligible Employee on the Grant Date in order to receive the New Options.
3. The Offer to Exchange will expire at 9:00 A.M. Eastern Daylight Time on August 7, 2009, unless RFMD extends the Offer to Exchange. The Eligible Options

Important Legal Information

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3. The Offer to Exchange will expire at 9:00 A.M. Eastern Daylight Time on August 7, 2009, unless RFMD extends the Offer to Exchange. The Eligible Options surrendered will be cancelled as of the Closing Date, unless RFMD elects to terminate the Offer (in accordance with Section 6 of the Offer to Exchange) or it elects, in its sole discretion, not to accept for surrender any or all of the Eligible Options. The Grant Date for the New Options is expected to occur promptly after the Offer to Exchange expires and is expected to be on the Closing Date.
4. By choosing to participate in the Offer to Exchange, I may only elect to exchange Eligible Options. If I tender any of my Eligible Options, I must tender all Eligible Options under the applicable Eligible Option grant. This means that I may not tender only a portion of an outstanding Eligible Option grant. However, if I have more than one outstanding Eligible Option grant, I may tender all of the Eligible Options under one or more such grants and choose not to tender the Eligible Options subject to a different grant.
5. In return for those Eligible Options that I elect to exchange, and subject to the terms of the Offer to Exchange, RFMD will grant me New Options. If I participate in this Offer to Exchange, I will receive a New Option for one share of RFMD common stock for every surrendered Eligible Option for two shares of RFMD common stock, subject to certain conditions set forth in the Offer to Exchange. If I am not an employee of RFMD on the Grant Date, I will not receive any New Options or any other payment or other consideration in exchange for my tendered Eligible Options that I have surrendered for exchange and which will be cancelled as of the Closing Date. If I die, terminate my employment, or am terminated for any reason between the Closing Date and the Grant Date, then I will not receive anything for my tendered Eligible Options that I have surrendered for exchange and which will have been cancelled as of the Closing Date. If I die or my employment is terminated prior to the Closing Date, RFMD will not accept my Eligible Options for cancellation and I or my estate or beneficiaries, as the case may be, will retain my Eligible Options with their current terms and conditions.
6. The New Options will have substantially different terms and conditions compared to the Eligible Options cancelled in this Offer to Exchange, with respect to their tax classification (with respect to Eligible Options that are incentive stock options), exercise price, expiration date, vesting schedule, and the number of underlying shares of common stock. In addition, the New Options will be granted under, and will be subject to the terms and conditions of, the 2003 Plan and a New Option agreement between RFMD and me.
7. My employment with RFMD remains "at will" and can be terminated by me or RFMD at any time, with or without cause or notice, and neither the ability to participate in the Offer to Exchange nor actual participation in the Offer to Exchange shall be construed as a right to continued employment with RFMD. RFMD has made no representations or warranties to me regarding the Offer or the future price or value of RFMD's common stock and my participation in the Offer is at my own discretion. RFMD shall not be liable for any costs, taxes, losses or damages I may incur as a result of my decision to tender my Eligible Options in the Offer to Exchange.
8. My death or incapacity will not affect RFMD's authority to take the actions described in the Offer to Exchange with respect to Eligible Options that I have tendered for exchange, and such authority will survive my death or incapacity. All of my obligations under this Election Form will be binding upon my heirs, personal representatives, successors and assigns.
9. Under certain circumstances set forth in the Offer to Exchange, RFMD may terminate (in accordance with Section 6 of the Offer to Exchange), modify or amend the Offer to Exchange. In any such event, the Eligible Options tendered for exchange but not accepted will remain in effect without change.
10. I hereby give up my entire ownership interest in the Eligible Options as described above. All of these identified Eligible Options, any rights related to these Eligible Options and any certificates or other documentation evidencing such Eligible Option grant(s) will become null and void as of the Closing Date. This

Important Legal Information

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personal representatives, successors and assigns.

9. Under certain circumstances set forth in the Offer to Exchange, RFMD may terminate (in accordance with Section 6 of the Offer to Exchange), modify or amend the Offer to Exchange. In any such event, the Eligible Options tendered for exchange but not accepted will remain in effect without change.
10. I hereby give up my entire ownership interest in the Eligible Options as described above. All of these identified Eligible Options, any rights related to these Eligible Options and any certificates or other documentation evidencing such Eligible Option grant(s) will become null and void as of the Closing Date. This election is entirely voluntary, and I am aware that I may change or withdraw my decision to tender my Eligible Options at any time until 9:00 A.M Eastern Daylight Time on August 7, 2009, by: (i) submitting a new Election Form through this Option Exchange Program website and following the instructions on the website: (ii) delivering a new properly completed and duly executed Election Form in paper form bearing a later date; or (iii) completing and delivering a Notice of Withdrawal in accordance with its instructions. This decision to tender my Eligible Options will be irrevocable after 9:00 A.M. Eastern Daylight Time on the Closing Date. My Election Form (whether submitted electronically through the Option Exchange Program website or in paper form) bearing the most recent date, or my Notice of Withdrawal, if I complete and deliver such a notice and it bears a more recent date than any of my Election Forms, received by RFMD as of 9:00 A.M Eastern Daylight Time on August 7, 2009 will be my final decision.
11. I hereby elect to exchange and cancel the Eligible Options as described above. I have the full power and authority to elect to exchange these Eligible Options.

The Offer to Exchange expires at 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, unless extended by RFMD. You may change your election until the Closing Date. Your election outstanding as of the Closing Date, including your decision not to participate in the Option Exchange Program, will be final, unless RFMD extends the Closing Date. If you do not make an election prior to the Closing Date, you will not participate in the Option Exchange Program, and all of your Eligible Options will remain outstanding, subject to their original exercise price and original terms.

Be sure to print a confirmation of your election after you click [Submit] below.

Submit

Important Legal Information

After Submit is Clicked

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Election Form

To exchange your Eligible Options in the Exchange Offer, check the box(es) below for each Eligible Option grant you wish to tender. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options, uncheck the box(es) below for each Eligible Option grant you no longer wish to tender. You may re-tender your options by checking the box(es) for each Eligible Option grant you wish to tender once again. Please note t … e clicked on the "Submit" box.

Thank you for making your elections. You have chosen to exchange all of your Eligible Options at this time. Please print the election for your records. You may change your election at any time prior to the Closing Date. However, the last election submitted will be your final decision. You will have no future opportunity to change your election after 9:00 A.M, Eastern Daylight Time, on Friday, August 07, 2009, unless the Offer to Exchange is extended by RFMD.

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NOTE TO MARRIE… TES:

If you are married … r to elect to tender your Eligible … community property interest sh… nd Texas, include Alaska, Ida…

The Spousal Conse… firmation of your election (which … ed. The complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

Important Legal Information

Print Confirmation

RFMD

Option Exchange Program

Click here to print.

Print Confirmation

JOHN SAMPLE

Confirmation Number: 11132365084-20090709-180241

Exchange Program Print Elections

You may re-tender your options at anytime prior to the closing date by logging back into this web site and making new elections. The last election submitted prior to the Closing Date will be your final decision.

Your Stock Options

☑ **Exchange All Eligible Options**

Grant Date	Expiration Date	Grant Type	Option Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio (New Options to Eligible Options)	I elect to 'Exchange' my Eligible Options	New Options Granted*
09/24/2002	09/24/2012	ISO	$5.44	3,118	0	2:1	☑	1,559
10/23/2002	10/23/2012	ISO	$7.49	1,606	0	2:1	☑	803
07/22/2003	07/22/2013	NQ	$6.00	2,500	0	2:1	☑	1,250
08/08/2005	03/01/2011	NQ	$6.06	1,875	0	2:1	☑	937
							Total:	4,549

NOTE TO MARRIED ELIGIBLE EMPLOYEES IN CALIFORNIA, ARIZONA, NEVADA, TEXAS AND OTHER U.S. "COMMUNITY PROPERTY" STATES:

If you are married and reside in a state the laws of which provide that a spouse has a community property

NOTE TO MARRIED ELIGIBLE EMPLOYEES IN CALIFORNIA, ARIZONA, NEVADA, TEXAS AND OTHER U.S. "COMMUNITY PROPERTY" STATES:

If you are married and reside in a state the laws of which provide that a spouse has a community property interest in the Eligible Options, in order to elect to tender your Eligible Options your spouse must execute the Spousal Consent below, whereby such spouse agrees to be bound, and agrees that any such community property interest shall similarly be bound, by this Election Form. States with community property laws in addition to California, Arizona, Nevada and Texas are Alaska, Idaho, Louisiana, New Mexico, Washington and Wisconsin.

Your failure to provide your spouse's signature constitutes your express representation and warranty to RFMD that either you are not married or your spouse has no community or other marital property rights in the Eligible Options or New Options. You should consult your personal outside advisor(s) if you have questions about the Spousal Consent below.

Spousal Consent

The undersigned spouse of the Eligible Employee who has executed this Election Form above hereby approves the submission of this Election Form. The undersigned hereby agrees to be irrevocably bound by this Election Form and further agrees that any community property interest of such spouse shall similarly be bound by this Election Form. The undersigned hereby appoints the Eligible Employee who has executed this Election Form above as his/her attorney-in-fact with respect to any amendment or exercise of any rights under this Election Form.

______________________________ ______________
Spouse's Signature Date

____
Spouse's Name (please print or type)

If you are married and reside in a community property state as described above, the complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail

Print Confirmation (continued)

____

Spouse's Name (please print or type)

If you are married and reside in a community property state as described above, the complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received the Offer to Exchange, dated July 10, 2009 (the "Offer to Exchange"), relating to the offer by RF Micro Devices, Inc. ("RFMD") to exchange some or all of my outstanding options to purchase shares of RFMD common stock that (i) have been granted under the 1997 Key Employees' Stock Option Plan, the 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan, as amended (the "2003 Plan"), the RF Nitro Communications, Inc. 2001 Stock Incentive Plan, the Resonext Communications, Inc. 1999 Stock Plan and the Sirenza Microdevices, Inc. Amended and Restated 1998 Stock Plan; (ii) have an option price not less than the greater of $5.00 or the 52-week closing stock price high of RFMD's common stock as of July 10, 2009; and (iii) are outstanding when the Offer expires at 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, unless RFMD extends the Offer (such date and time, as it may be extended in RFMD's discretion, the "Closing Date") (the "Eligible Options") for nonqualified options for a lesser number of shares (the "New Options") with an exercise price equal to the fair market value per share of RFMD's common stock on the date the New Options are granted (the "Grant Date"), which will be equal to the closing sales price of RFMD's common stock on the trading date immediately preceding the Grant Date, subject to the terms and conditions set forth in the Offer to Exchange (the "Option Exchange Program"). Terms used but not otherwise defined in this Election Form shall have the meanings given to them in the Offer to Exchange.
2. I am not eligible to participate in the Offer to Exchange unless I am an "Eligible Employee," defined as all employees of RFMD who hold Eligible Options other than the current Chief Executive Officer, the current Chief Financial Officer, and the three next most highly compensated executive officers (the "Named Executive Officers"), members of the Board of Directors, consultants and former and retired employees. Employees in certain non-U.S. jurisdictions may be excluded from the Option Exchange Program if their participation would be prohibited under local law. To remain eligible to tender Eligible Options for exchange and cancellation, and receive New Options, pursuant to the Offer to Exchange, I must remain

Print Confirmation (continued)

2. I am not eligible to participate in the Offer to Exchange unless I am an "Eligible Employee," defined as all employees of RFMD who hold Eligible Options other than the current Chief Executive Officer, the current Chief Financial Officer, and the three next most highly compensated executive officers (the "Named Executive Officers"), members of the Board of Directors, consultants and former and retired employees. Employees in certain non-U.S. jurisdictions may be excluded from the Option Exchange Program if their participation would be prohibited under local law. To remain eligible to tender Eligible Options for exchange and cancellation, and receive New Options, pursuant to the Offer to Exchange, I must remain an Eligible Employee and must not have received nor have given a notice of termination prior to the date that the Offer to Exchange closes and must also remain an Eligible Employee on the Grant Date in order to receive the New Options.
3. The Offer to Exchange will expire at 9:00 A.M. Eastern Daylight Time on August 7, 2009, unless RFMD extends the Offer to Exchange. The Eligible Options surrendered will be cancelled as of the Closing Date, unless RFMD elects to terminate the Offer (in accordance with Section 6 of the Offer to Exchange) or it elects, in its sole discretion, not to accept for surrender any or all of the Eligible Options. The Grant Date for the New Options is expected to occur promptly after the Offer to Exchange expires and is expected to be on the Closing Date.
4. By choosing to participate in the Offer to Exchange, I may only elect to exchange Eligible Options. If I tender any of my Eligible Options, I must tender all Eligible Options under the applicable Eligible Option grant. This means that I may not tender only a portion of an outstanding Eligible Option grant. However, if I have more than one outstanding Eligible Option grant, I may tender all of the Eligible Options under one or more such grants and choose not to tender the Eligible Options subject to a different grant.
5. In return for those Eligible Options that I elect to exchange, and subject to the terms of the Offer to Exchange, RFMD will grant me New Options. If I participate in this Offer to Exchange, I will receive a New Option for one share of RFMD common stock for every surrendered Eligible Option for two shares of RFMD common stock, subject to certain conditions set forth in the Offer to Exchange. If I am not an employee of RFMD on the Grant Date, I will not receive any New Options or any other payment or other consideration in exchange for my tendered Eligible Options that I have surrendered for exchange and which will be cancelled as of the Closing Date. If I die, terminate my employment, or am terminated for any reason between the Closing Date and the Grant Date, then I will not receive anything for my tendered Eligible Options that I have surrendered for exchange and which will have been cancelled as of the Closing Date. If I die or my employment is terminated prior to the Closing Date, RFMD will not accept my Eligible Options for cancellation and I or my estate or beneficiaries, as the case may be, will retain my Eligible Options with their current terms and conditions.
6. The New Options will have substantially different terms and conditions compared to the Eligible Options cancelled in this Offer to Exchange, with respect to their tax classification (with respect to Eligible Options that are incentive stock options), exercise price, expiration date, vesting schedule, and the number of underlying shares of common stock. In addition, the New Options will be granted under, and will be subject to the terms and conditions of, the 2003 Plan and a New Option agreement between RFMD and me.
7. My employment with RFMD remains "at will" and can be terminated by me or RFMD at any time, with or without cause or notice, and neither the ability to participate in the Offer to Exchange nor actual participation in the Offer to Exchange shall be construed as a right to continued employment with RFMD

Print Confirmation (continued)

7. My employment with RFMD remains "at will" and can be terminated by me or RFMD at any time, with or without cause or notice, and neither the ability to participate in the Offer to Exchange nor actual participation in the Offer to Exchange shall be construed as a right to continued employment with RFMD. RFMD has made no representations or warranties to me regarding the Offer or the future price or value of RFMD's common stock and my participation in the Offer is at my own discretion. RFMD shall not be liable for any costs, taxes, losses or damages I may incur as a result of my decision to tender my Eligible Options in the Offer to Exchange.
8. My death or incapacity will not affect RFMD's authority to take the actions described in the Offer to Exchange with respect to Eligible Options that I have tendered for exchange, and such authority will survive my death or incapacity. All of my obligations under this Election Form will be binding upon my heirs, personal representatives, successors and assigns.
9. Under certain circumstances set forth in the Offer to Exchange, RFMD may terminate (in accordance with Section 6 of the Offer to Exchange), modify or amend the Offer to Exchange. In any such event, the Eligible Options tendered for exchange but not accepted will remain in effect without change.
10. I hereby give up my entire ownership interest in the Eligible Options as described above. All of these identified Eligible Options, any rights related to these Eligible Options and any certificates or other documentation evidencing such Eligible Option grant(s) will become null and void as of the Closing Date. This election is entirely voluntary, and I am aware that I may change or withdraw my decision to tender my Eligible Options at any time until 9:00 A.M Eastern Daylight Time on August 7, 2009, by: (i) submitting a new Election Form through this Option Exchange Program website and following the instructions on the website: (ii) delivering a new properly completed and duly executed Election Form in paper form bearing a later date; or (iii) completing and delivering a Notice of Withdrawal in accordance with its instructions. This decision to tender my Eligible Options will be irrevocable after 9:00 A.M. Eastern Daylight Time on the Closing Date. My Election Form (whether submitted electronically through the Option Exchange Program website or in paper form) bearing the most recent date, or my Notice of Withdrawal, if I complete and deliver such a notice and it bears a more recent date than any of my Election Forms, received by RFMD as of 9:00 A.M Eastern Daylight Time on August 7, 2009 will be my final decision.
11. I hereby elect to exchange and cancel the Eligible Options as described above. I have the full power and authority to elect to exchange these Eligible Options.

The Offer to Exchange expires at 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, unless extended by RFMD. You may change your election until the Closing Date. Your election outstanding as of the Closing Date, including your decision not to participate in the Option Exchange Program, will be final, unless RFMD extends the Closing Date. If you do not make an election prior to the Closing Date, you will not participate in the Option Exchange Program, and all of your Eligible Options will remain outstanding, subject to their original exercise price and original terms.

Be sure to print a confirmation of your election after you click [Submit] below.

After You Click Print Confirmation, the Elect Tab Displays a Red Thank You Message

RFMD

Option Exchange Program

JOHN SAMPLE
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Learn More | Elect

Election Form

To exchange your Eligible Options in the Exchange Offer, check the box(es) below for each Eligible Option grant you wish to tender. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options, uncheck the box(es) below for each Eligible Option grant you no longer wish to tender. You may re-tender your options by checking the box(es) for each Eligible Option grant you wish to tender once again. Please note that elections made through this Option Exchange Program website are not recorded and delivered to RFMD until after you have clicked on the "Submit" box.

Thank you for submitting your election. You may make new selections or log out at this time.

NOTE TO MARRIED ELIGIBLE EMPLOYEES IN CALIFORNIA, ARIZONA, NEVADA, TEXAS AND OTHER U.S. "COMMUNITY PROPERTY" STATES:

If you are married and reside in a state the laws of which provide that a spouse has a community property interest in the Eligible Options, in order to elect to tender your Eligible Options your spouse must execute the Spousal Consent, whereby such spouse agrees to be bound, and agrees that any such community property interest shall similarly be bound, by this Election Form. States with community property laws in addition to California Arizona, Nevada, and Texas, include Alaska, Idaho, Louisiana, New Mexico, Washington and Wisconsin.

The Spousal Consent will be provided within the confirmation screen, which will appear once you submit your election. You must print out the confirmation of your election (which will include the Spousal Consent), have your spouse print his or her name, sign and date the Spousal Consent where indicated. The complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

Important Legal Information

Additional Scenario: After You Click Submit After Electing to Exchange Some, But Not All Options

RFMD | Option Exchange Program | JOHN SAMPLE | logout

Learn More | Elect

Election Form

To exchange your Eligible Options in the Exchange Offer, check the box(es) below for each Eligible Option grant you wish to tender. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options, uncheck the box(es) below for each Eligible Option grant you no longer wish to tender. You may re-tender your options by checking the box(es) for each Eligible Option grant you wish to tender once again. Please note t ... e clicked on the "Submit" box.

Thank you for making your elections. You have chosen to exchange some, but not all, of your Eligible Options at this time. Please print the election for your records. You may change your election at any time prior to the Closing Date. However, the last election submitted will be your final decision. You will have no future opportunity to change your election after 9:00 A.M. Eastern Daylight Time, on Friday, August 7, 2009, unless the Offer to Exchange is extended by RFMD.

If you do not elect to exchange all of your Eligible Options, the Eligible Options that you are not exchanging will remain outstanding, subject to their original exercise price and original terms.

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NOTE TO MARRIE ... TES:

If you are married ... r to elect to tender your Eligible ... community property interest sh ... nd Texas, include Alaska, Idal ...

The Spousal Conse ... firmation of your election (which ... ed. The complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.

Important Legal Information

Additional Scenario: After You Click Submit After Electing to Exchange No Options



RFMD
Option Exchange Program
JOHN SAMPLE
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Learn More
Elect
Election Form
To exchange your Eligible Options in the Exchange Offer, check the box(es) below for each Eligible Option grant you wish to tender. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options, uncheck the box(es) below for each Eligible Option grant you no longer wish to tender. You may re-tender your options by checking the box(es) for each Eligible Option grant you wish to tender once again. Please note t
e clicked on
the "Submit" box.
You have chosen to not exchange your Eligible Options at this time. Remember, you will have no future opportunity to change your election after 9:00 A.M. Eastern Daylight Time, on Friday, August 7, 2009, unless the Offer to Exchange is extended by RFMD. If you do not elect to exchange your Eligible Options, they will remain outstanding, subject to their original exercise price and original terms.
Go Back
Print Confirmation
Log Out
NOTE TO MARRIED
TES:
If you are married
r to elect to
tender your Eligible
community
property interest sh
nd Texas,
include Alaska, Idal
The Spousal Conse
firmation of
your election (whic
ed. The
complete confirmation of your election, including the signed Spousal Consent, must be sent to the attention of Brenda Hatley, Senior Treasury Analyst, by hand, by interoffice mail, by facsimile ((336) 678-0360), or by regular or overnight mail to RF Micro Devices, Inc., 7628 Thorndike Road, Greensboro, North Carolina 27409-9421, Attention: Brenda Hatley, Senior Treasury Analyst. This Spousal Consent must be received in paper form by RFMD prior to 9:00 A.M. Eastern Daylight Time on Friday, August 7, 2009, the Closing Date, unless the Closing Date is extended by RFMD in its sole discretion. You are responsible for making sure that your Spousal Consent is delivered to the person indicated above. You must allow for delivery time to ensure that RFMD receives your Spousal Consent on time.
Important Legal Information